                                                                    EXHIBIT 10.1

                      ANTHONY CRANE RENTAL HOLDINGS, L.P.

                  ANTHONY CRANE HOLDINGS CAPITAL CORPORATION


                                  $48,000,000

                  13 3/8% Senior Discount Debentures due 2009

                              Purchase Agreement

                                 July 16, 1998



                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

                             GOLDMAN, SACHS & CO.

                                  $48,000,000


                  13 3/8% Senior Discount Debentures due 2009


                                      of
                      Anthony Crane Rental Holdings, L.P.
                                      and
                  Anthony Crane Holdings Capital Corporation

                              PURCHASE AGREEMENT



                                                                   July 16, 1998


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
c/o Donaldson, Lukfin & Jenrette
          Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Ladies and Gentlemen:

          Anthony Crane Rental Holdings L.P., a Pennsylvania limited partnership (the "COMPANY"), and Anthony Crane Holdings Capital Corporation, a Delaware
      -------
corporation ("AC CAPITAL CORP." and, together with the COMPANY, the "ISSUERS"),
              ---------------                          -------       -------
propose to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Goldman, Sachs & Co. ("GOLDMAN SACHS" and, together with DLJ, the
                                   -------------
"INITIAL PURCHASERS") an aggregate of $48,000,000 in principal amount of their
-------------------
13 3/8% Senior Discount Debentures due 2009 (the "SERIES A DEBENTURES"),
                                                  -------------------
subject to the terms and conditions set forth herein. The Series A Debentures are to be issued pursuant to the provisions of an indenture (the "INDENTURE"),
                                                                  ---------
to be dated as of the Closing Date (as defined below), among the Issuers (as defined below) and State Street Bank and Trust Company, as trustee (the "TRUSTEE"). The Series A Debentures and the Series B Debentures (as defined
 -------
below) issuable in exchange therefor are collectively referred to herein as the ("DEBENTURES). Capitalized terms used but not defined herein shall have the
  ----------
meanings given to such terms in the Indenture.

          1.   OFFERING MEMORANDUM.  The Series A Debentures will be offered and
               -------------------
sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Issuers have prepared a preliminary offering memorandum, dated July
 ---
15, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering
               -------------------------------
memorandum, dated July 16, 1998 (the "OFFERING MEMORANDUM"), relating to the
                                      -------------------
Series A Debentures.

          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Debentures (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THIS DEBENTURE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

          (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT)(a "QIB"), (B) IT HAS ACQUIRED THIS DEBENTURE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
          (7) OF REGULATION D UNDER THE ACT (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS DEBENTURE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS DEBENTURE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF DEBENTURES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS A

     PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS DEBENTURE IN VIOLATION OF THE FOREGOING."

          2.   AGREEMENTS TO SELL AND PURCHASE.  On the basis of the
               -------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuers agree to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, the principal amount of Series A Debentures set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 50.349% of the principal amount thereof (the "PURCHASE PRICE").
 --------------

          3.   TERMS OF OFFERING.  The Initial Purchasers have advised the
               -----------------
Issuers that the Initial Purchasers will make offers (the "EXEMPT RESALES") of
                                                           --------------
the Series A Debentures purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), and (ii) persons permitted to
                                     ----
purchase the Series A Debentures in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons
                                     ----------------------
specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE
                                                                   --------
PURCHASERS").  The Initial Purchasers will offer the Series A Debentures to
----------
Eligible Purchasers initially at a price equal to 52.175% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Debentures will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in
      -----------------------------
substantially the form of Exhibit A hereto, for so long as such Series A Debentures constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the
                       ------------------------------
Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration
 ----------
statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating
                              -------------------------------------
to the Issuers' new series of 13 3/8% Senior Discount Debentures due 2009
(the "SERIES B DEBENTURES"), to be offered in exchange for the Series A
      -------------------
Debentures (such offer to exchange being referred to as the "EXCHANGE OFFER")
                                                             --------------
and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer
 ----------------------------
Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by
                             -----------------------
certain holders of the Series A Debentures and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Debentures and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."
        -------------------

          4.   DELIVERY AND PAYMENT.
               --------------------

          (a) Delivery of, and payment of the Purchase Price for, the Series A Debentures shall be made at the offices of Latham & Watkins, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on July 22, 1998 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Issuers in writing. The time and date of such delivery and the payment for the Series A Debentures are herein called the "CLOSING DATE."
                                                               ------------

          (b) One or more of the Series A Debentures in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate
  ---
principal amount of the Series A Debentures

(collectively, the "GLOBAL DEBENTURE"), shall be delivered by the Issuers to the
                    ----------------
Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Issuers against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Issuers. The Global Debenture shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5.   AGREEMENTS OF THE ISSUERS.  Each of the Issuers hereby agrees
               --------------------------
with the Initial Purchasers as follows:

               (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Debentures for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Issuers shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Debentures under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Debentures under any state securities or Blue Sky laws, the Issuers shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Issuers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Issuers consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

               (c) During such period as in the opinion of counsel for the Initial Purchasers and the Issuers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales.

               (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers and the Issuers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers and the Issuers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

               (e) Prior to the sale of all Series A Debentures pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Debentures for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Issuers shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

               (f) So long as any of the Series A Debentures remain outstanding and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"),
                                                               ------------
to make available to any holder of Series A Debentures in connection with any sale thereof and any prospective purchaser of such Series A Debentures from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4)
                          ---------------------
under the Act.

               (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Issuers under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuers and accountants of the Issuers in connection with the sale and delivery of the Series A Debentures to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Debentures to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Debentures, (iv) all expenses in connection with the registration or qualification of the Series A Debentures for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Debentures, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Debentures in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL
                              ----
("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel
  ------
in connection with the Indenture and the Debentures, (viii) the costs and charges of any transfer agent, registrar and/or depository (including DTC), (ix) any fees charged by rating agencies for the rating of the Debentures, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the

Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Issuers hereunder for which provision is not otherwise made in this Section.

               (h) To use its best efforts to effect the inclusion of the Series A Debentures in PORTAL and to maintain the listing of the Series A Debentures on PORTAL for so long as the Series A Debentures are outstanding.

               (i) To obtain the approval of DTC for "book-entry" transfer of the Debentures, and to comply with all of its agreements set forth in the representation letters of the Issuers to DTC relating to the approval of the Debentures by DTC for "book-entry" transfer.

               (j) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of either Issuer or any warrants, rights or options to purchase or otherwise acquire debt securities of either Issuer substantially similar to the Debentures (other than (i) the Debentures, (ii) any guarantee of either Issuer of any indebtedness of Anthony Crane Rental Holdings, L.P. or Anthony Crane Rental Holdings Capital Corporation, and (iii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

               (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Debentures to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Debentures under the Act.

               (l) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Debentures.

               (m) To comply with all of its agreements set forth in the Registration Rights Agreement.

               (n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Debentures.

          6.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ISSUERS.  As of
               ----------------------------------------------------------
the date hereof, each of the Issuers represents and warrants to, and agrees with, the Initial Purchasers that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

               (b) Each of the Company and its subsidiaries organized as a limited partnership has been duly formed, is validly subsisting as a limited partnership in good standing under the laws of its jurisdiction of formation and has the partnership power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). Each of the Company's subsidiaries
            -----------------------
organized as a corporation has been duly formed, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

               (c) The holders of partnership units of the Issuer organized as a limited partnership have been properly admitted as partners of such Issuer pursuant to the terms and conditions of the Amended and Restated Partnership Agreement of the Company, and there are no statutory or contractual preemptive or similar rights with respect to the issuance of such partnership units. All outstanding shares of capital stock of the Issuer organized as a corporation have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

               (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. The holders of the partnership units of the Company's subsidiaries organized as limited partnerships have been properly admitted as partners of such subsidiary pursuant to the terms and conditions of the partnership agreement of such subsidiary, and there are no statutory or contractual preemptive or similar rights with respect to the issuance of such partnership interests, and such interest consisting of limited partnership units are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").
                                                                     ----
All of the outstanding shares of capital stock of each of the Company's subsidiaries organized as a corporation have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any Lien.

               (e) This Agreement has been duly authorized, executed and delivered by the Issuers.

               (f) The Indenture has been duly authorized by the Issuers and, on the Closing Date, will have been validly executed and delivered by the Issuers. When the Indenture has been duly executed and delivered by the Issuers, the Indenture will be a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of
              ---      -------------------
the Commission applicable to an indenture which is qualified thereunder.

               (g) The Series A Debentures have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Issuers. When the Series A Debentures have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Debentures will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuers, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Debentures will conform as to legal matters to the description thereof contained in the Offering Memorandum.

               (h) On the Closing Date, the Series B Debentures will have been duly authorized by the Issuers. When the Series B Debentures are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Debentures will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (i) The Registration Rights Agreement has been duly authorized by the Issuers and, on the Closing Date, will have been duly executed and delivered by the Issuers. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Issuers, enforceable against the in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

               (j) Neither the Company nor any of its subsidiaries is in (i) violation of its respective charter or by-laws or (ii) default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for defaults that would not have a Material Adverse Effect.

               (k) The execution, delivery and performance of this Agreement and the other Operative Documents by the Issuers, compliance by the Issuers with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iv) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (v) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (vi) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, except in the case of clauses
(ii) through (vi) such as would not have a Material Adverse Effect.

               (l) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (m) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any
                                                   ------------------
provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules
  -----
and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

               (n) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

               (o) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all
           -------------
governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

               (p) The accountants, PricewaterhouseCoopers, L.L.P., that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the

Offering Memorandum are independent public accountants with respect to the Issuers, as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

               (q) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

               (r) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

               (s) Neither Issuer is nor, after giving effect to the offering and sale of the Series A Debentures and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

               (t) Except as set forth in the Offering Memorandum, there are no contracts, agreements or understandings between the either Issuer and any person granting such person the right to require such Issuer to file a registration statement under the Act with respect to any securities of such Issuer or to require such Issuer to include such securities with the Debentures registered pursuant to any Registration Statement.

               (u) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Debentures to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

               (v) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Issuers that it is considering imposing) any condition (financial or otherwise) on the Issuers' retaining any rating assigned to the Issuers, any securities of the Issuers or (ii) has indicated to the Issuers that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Issuers or any securities of the Issuers.

               (w) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries, except as disclosed or otherwise contemplated in the Offering Memorandum, and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

               (x) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

               (y) When the Series A Debentures are issued and delivered pursuant to this Agreement, the Series A Debentures will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Issuers that is listed on a national securities exchange registered under
Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

               (z) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Issuers or any of their respective representatives (other than the Initial Purchasers, as to whom the Issuers make no representation) in connection with the offer and sale of the Series A Debentures contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Debentures have been issued and sold by the Issuers within the six-month period immediately prior to the date hereof.

               (aa) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

               (bb) Neither the Issuers nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act "REGULATION S") with respect to the Series A Debentures.
 ------------

               (cc) The Series A Debentures offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

               (dd) The sale of the Series A Debentures pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

               (ee) The Issuers and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Debentures outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

               (ff) The Series A Debentures sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Debentures by non-U.S. persons or U.S. persons who purchased such Series A Debentures in transactions that were exempt from the registration requirements of the Act.

               (gg) No registration under the Act of the Series A Debentures is required for the sale of the Series A Debentures to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in
Section 7 hereof.

               (hh) Each certificate signed by any officer of the Issuers and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Issuers to the Initial Purchasers as to the matters covered thereby.

               (ii) On the Closing Date, the Company and its subsidiaries will have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case, except as set forth on the applicable schedules to the Senior Credit Facilities, free and clear of all Liens and defects, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Offering Memorandum.

               (jj) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i), (ii) and
(iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Issuers, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries, except as disclosed in the Offering Memorandum.

               (kk) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (ll) The indebtedness represented by the Series A Debentures is being incurred for proper purposes and in good faith and each of the Issuers will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Debentures) solvent, and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Debentures) sufficient capital for carrying on their respective business and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Debentures) able to pay their respective debts as they mature.

               The Issuers acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 9 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          7.   INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES.  Each of the
               --------------------------------------------------
Initial Purchasers, severally and not jointly, represents and warrants to the Issuers, and agrees that:

               (a) Such Initial Purchaser is either a QIB or an "accreted investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act (an "ACCREDITED INSTITUTION"), in either case, with such knowledge and experience
 ----------------------
in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Debentures.

               (b) Such Initial Purchaser (A) is not acquiring the Series A Debentures with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Debentures in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Debentures only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

               (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Debentures pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Debentures only from, and will offer to sell the Series A Debentures only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Debentures only to, and will solicit offers to buy the Series A Debentures only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Debentures purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Debentures, only (I) to the Issuers or any of their subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Debenture (the form of which is substantially the same as Annex A to the Offering
                                                -------
Memorandum) and, if such transfer is in respect of an aggregate principal amount of Series A Debentures less than $250,000, an opinion of counsel acceptable to the Issuers that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Issuers) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Debentures or an interest therein is transferred a notice substantially to the effect of the foregoing.

               (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Debentures.

               (f) The Series A Debentures offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

               (g) The sale of the Series A Debentures offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

               (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Debentures in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Debentures pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Series A Debentures (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Debentures, except such advertisements as permitted by and include the statements required by Regulation S.

               (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Debentures by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

               "The Series A Debentures covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the

          "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities
          Act), and in connection with any subsequent sale by you of the Series A Debentures covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

               (j) Such Initial Purchaser agrees that the Series A Debentures offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Debentures by non-U.S. persons or U.S. persons who purchased such Series A Debentures in transactions that were exempt from the registration requirements of the Act.

               Such Initial Purchaser acknowledges that the Issuers and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to
Section 9 hereof, counsel to the Issuers and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

          8.   INDEMNIFICATION.
               ---------------

               (a) Each Issuer agrees, jointly and severally, to indemnify and hold harmless the each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Issuers to any holder or prospective purchaser of Series A Debentures pursuant to Section 5(f) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Issuers by such Initial Purchaser.

               (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Issuers, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, to the same extent as the foregoing indemnity from the Issuers to an Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Issuers by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

               (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the
      -----------------
person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in
                                                       ------------------
writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

               (d)  To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchaser on the other hand from the offering of the Series A Debentures or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers, on the one hand, and such Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Debentures (after underwriting discounts and commissions, but before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Debentures, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The Issuers, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Debentures purchased by each of the Initial Purchasers hereunder and not joint.

               (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          9.   CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS.  The obligations
               ---------------------------------------------
of the Initial Purchasers to purchase the Series A Debentures under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

               (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Issuers or any securities of the Issuers (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Issuers or any securities of the Issuers by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Debentures than that on which the Debentures were marketed.

               (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries, except as disclosed or otherwise contemplated in the Offering Memorandum and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Debentures on the terms and in the manner contemplated in the Offering Memorandum.

               (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the General Manager and the Chief Financial Officer of the Issuers, confirming the matters set forth in Sections 6(w), 9(a) and 9(b) and stating that each of the Issuers has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

               (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Kirkland & Ellis, New York, New York, and Williams Coulson, Pittsburgh, Pennsylvania, counsel for the Issuers, substantially in the form of Exhibits B-1 and B-2 hereto, respectively.

          The opinions of Kirkland & Ellis and Williams Coulson described in
Section 9(e) above shall be rendered to you at the request of the Issuers and shall so state therein.

               (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, New York, New York, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

               (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from PricewaterhouseCoopers, L.L.P., independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

               (h) The Series A Debentures shall have been approved by the NASD for trading and duly listed in PORTAL.

               (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Issuers and the Trustee.

               (j) The Issuers shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Issuers.

               (k) The Initial Purchasers shall have received on the Closing Date a solvency opinion, dated the Closing Date, from a mutually agreeable firm, in form and substance reasonably satisfactory to the Initial Purchasers.

               (l) The Initial Purchasers shall have received evidence satisfactory to the Initial Purchasers that the other Transactions (as defined in the Offering Memorandum) have been completed.

               (m) The Initial Purchasers shall have received fully executed copies of the Senior Credit Facilities (as defined in the Offering Memorandum).

               (n) Neither of the Issuers shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Issuers, as the case may be, at or prior to the Closing Date.

               10.  EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement
                    ------------------------------------------
shall become effective upon the execution and delivery of this Agreement by the parties hereto.

               This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Series A Debentures on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Issuers on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

               If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Debentures which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Debentures which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of the Series A Debentures to be purchased on such date by all Initial Purchasers, each non defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Debentures set forth opposite its name in Schedule A bears to the aggregate principal amount of the Series A Debentures which all the non defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Debentures which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Debentures which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one ninth of such principal amount of the Series A Debentures without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Debentures and the aggregate principal amount of the Series A Debentures with respect to which such default occurs is more than one tenth of the aggregate principal amount of the Series A Debentures to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Issuers for purchase of such the Series A Debentures are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non defaulting Initial Purchaser and the Issuers. In any such case which does not result in termination of this Agreement, either you or the Issuers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

          11.  MISCELLANEOUS.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (i) if to the Issuers, 1165 Camp Hollow Road, West Mifflin, Pennsylvania 15122; 412-469-3700 and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuers and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Debentures, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Issuers, the officers or directors of the Issuers, or any person controlling the Issuers, (ii) acceptance of the Series A Debentures and payment for them hereunder and (iii) termination of this Agreement.

          If for any reason the Series A Debentures are not delivered by or on behalf of the Issuers as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Issuers, jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Issuers shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Issuers also agree, jointly and severally, to reimburse the Initial Purchasers and their officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Issuers and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Debentures from the Initial Purchasers merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.


                                    *  *  *

Please confirm that the foregoing correctly sets forth the agreement among the Issuers and the Initial Purchasers.


                              Very truly yours,


                              ISSUERS:

                              ANTHONY CRANE RENTAL HOLDINGS, L.P.

                              By: Anthony Crane Rental, Inc.

                              By: /s/ David Mahokey
                                  ----------------------------------
                                  Name:  David Mahokey
                                  Title: Chief Financial Officer


                              ANTHONY CRANE HOLDINGS CAPITAL
                                  CORPORATION



                              By:/s/ David Mahokey
                                 ------------------------------------
                                  Name:  David Mahokey
                                  Title: Chief Financial Officer

Accepted and Agreed to on behalf of the
Initial Purchases by:

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION



By: /s/ Edward Biggins
    --------------------------------
    Name:  Edward Biggins
    Title: Vice President

                                   SCHEDULE A


                                   Principal Amount
       Initial Purchasers           of Debentures
       ------------------          ----------------

   Donaldson, Lufkin & Jenrette
       Securities Corporation.......... $33,600,000
   Goldman, Sachs & Co................. $14,400,000
   Total............................... $48,000,000

                                   SCHEDULE B

                                  SUBSIDIARIES


                   ANTHONY CRANE HOLDINGS CAPITAL CORPORATION

                           ANTHONY CRANE RENTAL, L.P.

                       ANTHONY CRANE CAPITAL CORPORATION

                       ANTHONY CRANE INTERNATIONAL, L.P.

                      ANTHONY CRANE SALES AND LEASING L.P.

                                   EXHIBIT A

                     Form of Registration Rights Agreement